Exhibit 10.1

Execution Version

SECURITIES PURCHASE AGREEMENT

BETWEEN

IMMUNOGEN, INC.

AND

THE INVESTOR NAMED HEREIN

Dated as of AUGUST 11, 2021

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into this 11th day of August, 2021 by and between ImmunoGen, Inc., a Massachusetts corporation (the “Company”), and the Person named on the signature page hereto under the heading “Investor” (the “Investor”). Certain terms used and not otherwise defined in the text of this Agreement are defined in Section 6 hereof.

BACKGROUND

A.            The Company and the Investor desire to enter into this transaction relating to the offer and sale of the Pre-Funded Warrant herein pursuant to a currently effective shelf registration statement on Form S-3 (File No. 333-251502) (the “Registration Statement”), which provides, among other things, for registration of warrants to purchase shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

B.            The Company desires to issue and to sell to the Investor, and the Investor desires to purchase from the Company, a pre-funded warrant, in the form attached hereto as Exhibit A (the “Pre-Funded Warrant”), to purchase the number of shares of Common Stock set forth in the column “Warrant Shares” on Schedule I attached hereto (the “Warrant Shares”) in accordance with the terms and provisions of this Agreement. The Pre-Funded Warrant and the Warrant Shares are sometimes referred to herein collectively as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto, intending to be bound, hereby agree as follows:

1.            Sale and Purchase of the Pre-Funded Warrant. Upon the terms and subject to the conditions herein contained, the Company agrees to sell to the Investor, and the Investor agrees to purchase from the Company, at the Closing, the Pre-Funded Warrant for the purchase price in cash set forth in the column “Consideration” on Schedule I attached hereto (the “Purchase Price”).

2.            Closing; Payment of Purchase Price; Use of Proceeds.

2.1.            Closing. The closing (the “Closing”) with respect to the transaction contemplated in Section 1 hereof shall occur remotely via electronic exchange of documents and signatures on the first business day immediately following the date hereof at 9:00 a.m. Eastern Time or at such other time as the Company and the Investor may mutually agree. At the Closing, the Company shall deliver to the Investor the Pre-Funded Warrant, registered in the name of the Investor, against delivery to the Company by the Investor of a wire transfer of immediately available funds in the amount of the Purchase Price therefor.

3.            Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company as follows:

3.1.            Organization. The Investor is duly formed or organized, validly existing and in good standing under the laws of its jurisdiction of organization or formation, and has all requisite corporate, limited liability company, partnership or trust (as the case may be) power and authority to enter into this Agreement.

3.2.            Authorization; Enforceability. The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Investor. This Agreement has been duly executed and delivered by the Investor, and constitutes or will constitute a valid and binding obligation of the Investor enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general equitable principles.

3.3.            Brokers. There is no investment banker, broker, finder, financial advisor or other person that has been retained by or is authorized to act on behalf of the Investor and who is entitled to any fee or commission for which the Company will be liable in connection with the transactions contemplated by this Agreement.

3.4.            Interested Stockholder. The Investor is not an “interested stockholder” (as defined in Part I, Title XV, Chapter 110F, Section 3 of the Massachusetts General Laws) with respect to the Company.

4.            Representations and Warranties by the Company. The Company represents and warrants to the Investor that the statements contained in this Section 4 are complete and accurate as of the date of this Agreement.

4.1.            Issuance of Securities; Registration Statement. The Company has reserved a sufficient number of shares of Common Stock for issuance upon exercise of the Pre-Funded Warrant and, upon issuance in accordance with the terms of this Agreement, such shares of Common Stock will be duly and validly issued, fully paid and nonassessable and will be free and clear of any Encumbrances or restrictions on transfer other than restrictions under the Transaction Documents, the Articles of Organization and Bylaws and under applicable state and federal securities laws. The sale of the Pre-Funded Warrant hereunder is not, and the subsequent exercise of the Pre-Funded Warrant into Warrant Shares will not be, subject to any preemptive rights, rights of first refusal or other similar rights or any anti-dilution provisions contained in the Articles of Organization, Bylaws or any agreement. The Registration Statement is effective and available for the issuance of the Securities thereunder and the Company has not received any notice that the Commission has issued or intends to issue a stop-order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. Upon receipt of the Securities, the Investor will have good and marketable title to the Securities. The Registration Statement, when it became effective and, as of the date of any amendment or supplement thereto, complied in all material respects with the applicable requirements of the Securities Act, and each of the documents incorporated by reference, as of the date hereof, in the Registration Statement (collectively, the “Incorporated Documents”), as of the date each such Incorporated Document was filed with the Commission, complied in all material respects with the applicable requirements of the Exchange Act. As of the date of this Agreement, the Company satisfies the eligibility requirements for use of Form S-3.

4.2.            Incorporation and Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and as described in the SEC Reports and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except whether the failure to so qualify or be in good standing would not materially and adversely affect the Company's ability to consummate the transactions contemplated by the Transaction Documents and the performance of its obligations thereunder.

4.3.            Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, authorization by, exemption from, filing with or notice to any Governmental Entity or any other Person, other than (a) any notification to any Trading Market on which any of the securities of the Company are listed or designated in connection with the issuance and sale of the Pre-Funded Warrant hereunder and the Warrant Shares issuable upon exercise of the Pre-Funded Warrant, and (b) compliance with applicable U.S. federal and state securities laws, which compliance will have occurred within the appropriate time periods (including, without limitation, filing with the Commission the prospectus supplement pursuant to Rule 424(b) under the Securities Act (the “Prospectus Supplement”) supplementing the base prospectus forming part of the Registration Statement (the “Prospectus”) and a Current Report on Form 8-K).

4.4.            Authorization; Enforcement.

(a)            The Company has all requisite corporate power and has taken all necessary corporate action required for (a) the due authorization, execution, delivery and performance by the Company of each of the Transaction Documents, (b) the authorization of the performance of all obligations of the Company under each of the Transaction Documents, and (c) the authorization, issuance (or reservation for issuance) and delivery of the Securities. No action on the part of the shareholders of the Company is required in connection with the transactions contemplated by the Transaction Documents. This Agreement has been duly executed and delivered by the Company, and the other Transaction Documents and instruments referred to herein to which it is a party will be duly executed and delivered by the Company, and each such agreement constitutes or will constitute a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general equitable principles.

(b)            On or prior to the date of this Agreement, the Board of Directors of the Company has duly adopted resolutions, among other things, authorizing and approving each of the Transaction Documents and the transactions contemplated thereby.

4.5.            No Conflicts. The Company is not in violation of its Articles of Organization or Bylaws and the execution, delivery and performance of and compliance with each of the Transaction Documents and the consummation of the transactions contemplated by each of the Transaction Documents (including, without limitation, the issuance and sale of the Pre-Funded Warrant and the exercise of the Pre-Funded Warrant into Warrant Shares) will not (a) result in a violation of the Articles of Organization or Bylaws or the certificates of formation, operating agreements, certificates of incorporation or bylaws of any Subsidiary, (b) conflict with or result in the breach of the terms, conditions or provisions of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, acceleration or cancellation under, any material agreement to which the Company or any Subsidiary is a party, (c) result in a material violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected, (d) result in a material violation of any rule or regulation of FINRA or any Trading Markets or (e) result in the creation of any Encumbrance upon any of the Company’s or any Subsidiary’s assets.

4.6.            Brokers. There is no investment banker, broker, finder, financial advisor or other person that has been retained by or is authorized to act on behalf of the Company and who is entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

5.            Covenants.

5.1.            Prospectus Supplement. As soon as practicable after execution of this Agreement the Company shall file the Prospectus Supplement with respect to the Securities as required under, and in conformity with, the Securities Act, including Rule 424(b) thereunder. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, state and local laws, statutes, rules and regulations relating to the offering and sale of the Securities to the Investor. The Company shall use its reasonable best efforts to take all necessary action to ensure the compliance with all applicable securities laws (including without limitation “Blue Sky” laws) of the issuance of any Warrant Shares from time to time upon exercise of the Pre-Funded Warrant.

5.2.            Securities Laws Disclosure; Publicity. The Company shall, by 5:30 p.m. (New York City time) on the fourth business day immediately following the date hereof, file with the Commission a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby and filing the Transaction Documents as exhibits thereto. The Company and the Investor shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Investor shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Investor, or without the prior consent of the Investor, with respect to any press release of the Company, except if such disclosure is required by law, rule or regulation, in which case the disclosing party shall promptly provide the other party with reasonable notice of such public statement or communication.

5.3.            Reservation of Common Stock. The Company shall reserve, and continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue all of the shares of Common Stock issuable upon exercise of the Pre-Funded Warrant.

5.4.            Listing of Common Stock. Except in connection with a Fundamental Transaction, while the Investor holds the Pre-Funded Warrant, the Company hereby agrees to use commercially reasonable efforts to maintain the listing of the Common Stock on a Trading Market. Except in connection with a Fundamental Transaction, while the Investor holds the Pre-Funded Warrant, the Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and to comply in all material respects with the Company’s reporting, filing and other obligations under the rules and listing standards of the Trading Market.

6.            Definitions. Unless the context otherwise requires, the terms defined in this Section 6 shall have the meanings specified for all purposes of this Agreement.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act.

“Agreement” has the meaning assigned to it in the introductory paragraph hereof.

“Articles of Organization” means the Company’s Restated Articles of Organization, as amended, as in effect as of the date hereof.

“Bylaws” means the Company’s Amended and Restated By-Laws as in effect as of the date hereof.

“Closing” has the meaning assigned to it in Section 2.1 hereof.

“Commission” means the Securities and Exchange Commission.

“Common Stock” has the meaning assigned to it in the recitals hereof.

“Company” has the meaning assigned to it in the introductory paragraph hereof.

“Encumbrances” means any lien, claim, judgment, charge, mortgage, security interest, pledge, escrow, equity or other encumbrance.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fundamental Transaction” has the meaning assigned to it in the Pre-Funded Warrant.

“Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

“Person” means and includes all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures, limited liability companies and other entities and governments and agencies and political subdivisions.

“Pre-Funded Warrant” has the meaning assigned to it in the recitals hereof.

“Prospectus” has the meaning assigned to it in the Section 4.3 recitals hereof.

“Prospectus Supplement” has the meaning assigned to it in the Section 4.3 recitals hereof.

“Purchase Price” has the meaning assigned to it in Section 1 hereof.

“Incorporated Documents” has the meaning assigned to it in Section 4.1 hereof.

“Investor” has the meaning assigned to it in the introductory paragraph of this Agreement and shall include any Affiliates of the Investor.

“Pre-Funded Warrant” has the meaning assigned to such term in the recitals hereof.

“Registration Statement” has the meaning assigned to it in the recitals hereof.

“SEC Reports” means the reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof.

“Securities” has the meaning assigned to it in the recitals hereof.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation, association trust, limited liability company, partnership, joint venture or other business association or entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled directly or indirectly by the Company or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such Person.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the NYSE MKT.

“Transaction Documents” means this Agreement and the Pre-Funded Warrant.

“Warrant Shares” has the meaning assigned to it in the recitals hereof.

7.            Survival. The representations, warranties, covenants, indemnities and agreements contained in the Transaction Documents shall survive Closing of the transactions contemplated by this Agreement.

8.            Miscellaneous.

8.1.            Waivers and Amendments. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only in writing executed by the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company. Neither this Agreement, nor any provision hereof, may be changed, waived, discharged or terminated orally or by course of dealing, but only by an instrument in writing and executed by the Company and the Investor.

8.2.            Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing. Any notices, requests, demands and other communications required or permitted in this Agreement shall be effective if in writing and (i) delivered personally, (ii) sent by e-mail or (iii) delivered by overnight courier, in each case, addressed as follows:

If to the Company to:

ImmunoGen, Inc.

830 Winter Street

Waltham, MA 02451
Attention:     General Counsel
E-mail:          legal.department@immunogen.com

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600

Attention:     William J. Michener
E-mail:          William.Michener@ropesgray.com

If to Investor:

To the address set forth on the Investor’s signature page hereto;

with a copy (which shall not constitute notice) to:

Cooley LLP

55 Hudson Yards

New York, NY 10001

Attention:     Eric Blanchard
E-mail:          eblanchard@cooley.com

or at such other address as the Company or the Investor each may specify by written notice to the other parties hereto. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 8.2.

8.3.            No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

8.4.            Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto, the successors and permitted assigns of the Investor and the successors of the Company, whether so expressed or not.

8.5.            Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

8.6.            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflict of law principles.

8.7.            Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the Commonwealth of Massachusetts, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 8.2 shall be deemed effective service of process on such party.

8.8.            Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE INVESTOR AND THE COMPANY HEREBY WAIVE, AND COVENANT THAT NEITHER THE COMPANY NOR THE INVESTOR WILL ASSERT, ANY RIGHT TO TRIAL BY JURY ON ANY ISSUE IN ANY PROCEEDING, WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE, IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, ANY OTHER AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR IN ANY WAY CONNECTED WITH, RELATED OR INCIDENTAL TO THE DEALINGS OF THE INVESTOR AND THE COMPANY HEREUNDER OR THEREUNDER, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN TORT OR CONTRACT OR OTHERWISE. The Investor or the Company may file an original counterpart or a copy of this Section 8.8 with any court as written evidence of the consent of the Investor and the Company to the waiver of the right to trial by jury.

8.9.            Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

8.10.            Entire Agreement. The Transaction Documents contain the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and such agreements supersede and replace all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and thereof.

8.11.            Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

The Company:

IMMUNOGEN, INC.

By:	/s/ Susan Altschuller, Ph.D.
Name:	Susan Altschuller, Ph.D.
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Securities Purchase Agreement]

Investor:

RA Capital Healthcare Fund, L.P.

By: RA Capital Healthcare Fund GP, LLC
Its General Partner

By:	/s/ Rajeev Shah
Name:	Rajeev Shah
Title:	Manager

Address:	RA Capital Management, L.P.
200 Berkeley Street
18th Floor
Boston, MA 02116
Attn: General Counsel

[Signature Page to Securities Purchase Agreement]

SCHEDULE I

Investor	Warrant Shares	Consideration
RA Capital Healthcare Fund, L.P.	5,434,782	$29,945,648.82

EXHIBIT A

FORM OF PRE-FUNDED WARRANT

[See attached.]

IMMUNOGEN, INC.

PRE-FUNDED WARRANT TO PURCHASE COMMON STOCK

Number of Shares: [     ]
(subject to adjustment)

Warrant No. [ ]	Original Issue Date: [ ]

ImmunoGen, Inc., a Massachusetts corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [      ] or its permitted registered assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of [        ] shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price per share equal to $0.01 per share (as adjusted from time to time as provided in Section 9 herein, the “Exercise Price”), upon surrender of this Pre-Funded Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”) at any time and from time to time on or after the date hereof (the “Original Issue Date”), and subject to the following terms and conditions:

1.	Definitions. For purposes of this Warrant, the following terms shall have the following meanings:

(a)	“Affiliate” means any Person directly or indirectly controlled by, controlling, or under common control with, a Holder, but only for so long as such control shall continue. For purposes of this definition, “control” (including, with correlative meanings, “controlled by,” “controlling” and “under common control with”) means, with respect to a Person, possession, direct or indirect, of (a) the power to direct or cause direction of the management and policies of such Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), or (b) at least 50% of the voting securities (whether directly or pursuant to any option, warrant, or other similar arrangement) or other comparable equity interests.

(b)	“Commission” means the United States Securities and Exchange Commission.

(c)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(d)	“Principal Trading Market” means the national securities exchange or other trading market on which the Common Stock is primarily listed and quoted for trading, which, as of the Original Issue Date, shall be The Nasdaq Global Select Market.

(e)	“Registration Statement” means the Company’s registration statement on Form S-3 (File No. 333-251502), which was filed, and became effective, on December 18, 2020.

(f)	“Securities Act” means the Securities Act of 1933, as amended.

(g)	“Trading Day” means any weekday on which the Principal Trading Market is open for trading.

(h)	“Transfer Agent” means Broadridge Corporate Issuer Solutions, Inc., the Company’s transfer agent and registrar for the Common Stock, and any successor appointed in such capacity.

(i)	“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (i) if the Common Stock is then listed or quoted on a national securities exchange or other trading market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Trading Market as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (ii) if the Common Stock is then listed or quoted for trading and neither OTCQB nor OTCQX is the Principal Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX, as applicable, (iii) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (iv) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

2.	Issuance of Securities; Registration of Warrants. The Warrant, as initially issued by the Company, is offered and sold pursuant to the Registration Statement. As of the Original Issue Date, the Warrant Shares are issuable under the Registration Statement. Accordingly, the Warrant and, assuming issuance pursuant to the Registration Statement or an exchange meeting the requirements of Section 3(a)(9) of the Exchange Act as in effect on the Original Issue Date, the Warrant Shares, are not “restricted securities” under Rule 144 promulgated under the Securities Act. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.	Registration of Transfers. Subject to compliance with all applicable securities laws, the Company shall, or will cause its Transfer Agent to, register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, and payment for all applicable transfer taxes (if any). Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. The Company shall, or will cause its Transfer Agent to, prepare, issue, and deliver at the Company’s own expense any New Warrant under this Section 3. Until due presentment for registration of transfer, the Company may treat the registered Holder hereof as the owner and holder of this Warrant for all purposes and the Company shall not be affected by any notice to the contrary.

4.	Exercise and Duration of Warrants.

(a)	All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by Section 10 of this Warrant at any time and from time to time on or after the Original Issue Date.

(b)	The Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached as Schedule 1 hereto (the “Exercise Notice”), completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice pursuant to Section 10 below), and the date on which the last of such items is delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

5.	Delivery of Warrant Shares.

(a)	Upon exercise of this Warrant, the Company shall promptly (but in no event more than three (3) Trading Days after the Exercise Date), upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission system, or if the Transfer Agent is not participating in the Fast Automated Securities Transfer Program (the “FAST Program”) or if the certificates or book entry position are required to bear a legend regarding restriction on transferability, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate or book entry position, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. The Holder, or any natural person or legal entity (each, a “Person”) permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates or book entry position evidencing such Warrant Shares, as the case may be.

(b)	If by the close of the third Trading Day after the Exercise Date, the Company fails to credit the Holder’s balance account with DTC for such number of Warrant Shares to which the Holder is entitled, and if after such third Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction, provided such purchases shall be made in a commercially reasonable manner at prevailing market prices) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall, within two Trading Days after the Holder’s request, in the Holder’s sole discretion, either (i) pay in cash to the Holder an amount equal to the Holder’s total purchase price (including commercially reasonable brokerage commissions, if any) for the shares of Common Stock so purchased, at which point the Company’s obligation to deliver such Warrant Shares shall terminate, or (ii) (A) pay in cash to the Holder the amount, if any, by which (1) the Holder’s total purchase price (including commercially reasonable brokerage commissions, if any) for the shares of Common Stock purchased in the Buy-In exceeds (2) the product of (x) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue, times (y) the price at which the sell order giving rise to such purchase obligation was executed (assuming such sale was executed on commercially reasonable terms at prevailing market prices and, if the sale was executed in multiple transactions, the volume weighted average price), and (B) at the option of the Holder, either (1) reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or (2) deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The provisions of this Section 5(b) shall be the only remedy available to the Holder in the event the Company fails to deliver to the Holder the required number of Warrant Shares in the manner required pursuant to Section 5(a) and a Buy-In occurs. Irrespective of whether there is a Buy-In, no remedy shall be available, notwithstanding the requirements of Section 5(a), unless and until the Company fails to deliver to the Holder the required number of Warrant Shares by the close of the third Trading Day after the Exercise Date.

(c)	To the extent permitted by law and subject to Section 5(b), the Company’s obligations to issue and deliver Warrant Shares in accordance with and subject to the terms hereof (including the limitations set forth in Section 11 below) are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Subject to Section 5(b), nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates or a book entry position representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

6.	Charges, Taxes and Expenses. Issuance and delivery of a book entry position for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense (excluding any applicable stamp duties) in respect of the issuance of such or book entry shares, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or the Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.	Replacement of Warrant. If this Warrant is mutilated, lost, stolen, or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, or destruction (in such case) and, in each case, a customary and reasonable indemnity and surety bond if requested by the Company. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.	Reservation of Warrant Shares. The Company covenants that it will at all times while this Warrant is outstanding reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are then issuable and deliverable upon the exercise of this Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid, and nonassessable. The Company will take all such action as may be reasonably necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

9.	Certain Adjustments. The number of Warrant Shares issuable upon exercise of this Warrant is subject to adjustment from time to time as set forth in this Section 9.

(a)	Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock issued and outstanding on the Original Issue Date and in accordance with the terms of such stock on the Original Issue Date or as amended, that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issues by reclassification of shares of capital stock any additional shares of Common Stock of the Company, then in each such case the number of Warrant Shares then underlying this Warrant shall be divided by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, provided, however, that if such record date shall have been fixed and such dividend is not fully paid on the date fixed therefor, the number of Warrant Shares shall be recomputed accordingly as of the close of business on such record date and thereafter the Warrant Shares shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends. Any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)	Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock for no consideration (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) cash or any other asset (in each case, “Distributed Property”), then, upon any exercise of this Warrant that occurs after the record date fixed for determination of stockholders entitled to receive such distribution, the Holder shall be entitled to receive, in addition to the Warrant Shares otherwise issuable upon such exercise (if applicable), the Distributed Property that such Holder would have been entitled to receive in respect of such number of Warrant Shares had the Holder been the record holder of such Warrant Shares immediately prior to such record date without regard to any limitation on exercise contained therein.

(c)	Fundamental Transactions. If, at any time while this Warrant is outstanding (i) the Company effects any merger or consolidation of the Company with or into another Person, in which the Company is not the surviving entity or the stockholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting power of the surviving entity immediately after such merger or consolidation, (ii) the Company effects any sale to another Person of all or substantially all of its assets in one transaction or a series of related transactions, (iii) pursuant to any tender offer or exchange offer (whether by the Company or another Person), holders of capital stock who tender shares representing more than 50% of the voting power of the capital stock of the Company and the Company or such other Person, as applicable, accepts such tender for payment, (iv) the Company consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the voting power of the capital stock of the Company (except for any such transaction in which the stockholders of the Company immediately prior to such transaction maintain, in substantially the same proportions, the voting power of such Person immediately after the transaction) or (v) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a “Fundamental Transaction”), then following such Fundamental Transaction the Holder shall have the right to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the “Alternate Consideration”). The Company shall not effect any Fundamental Transaction in which the Company is not the surviving entity or the Alternate Consideration includes securities of another Person unless (x) the Alternate Consideration is solely cash and the Company provides for the simultaneous “cashless exercise” of this Warrant pursuant to Section 10 below or (y) prior to, simultaneously with or promptly following the consummation thereof, any successor to the Company, surviving entity or other Person (including any purchaser of assets of the Company) shall assume the obligation to deliver to the Holder, such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the other obligations under this Warrant. The provisions of this paragraph (c) shall similarly apply to subsequent transactions analogous of a Fundamental Transaction type.

(d)	Calculations. All calculations under this Section 9 shall be made to the nearest share.

(e)	Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Transfer Agent.

(f)	Notice of Corporate Events. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) enters into any definitive agreement contemplating or soliciting stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice of such transaction at least ten (10) days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice. In addition, if while this Warrant is outstanding, the Company enters into any definitive agreement contemplating or solicits stockholder approval for any Fundamental Transaction contemplated by Section 9(c), other than a Fundamental Transaction under clause (iii) of Section 9(c), the Company shall deliver to the Holder a notice of such Fundamental Transaction at least ten (10) days prior to the date such Fundamental Transaction is consummated. Holder agrees to maintain any information disclosed pursuant to this Section 9(f) in confidence until such information is publicly available and shall comply with applicable law with respect to trading in the Company’s securities following receipt any such information.

10.	Payment of Exercise Price. Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, satisfy its obligation to pay the Exercise Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

“X” equals the number of Warrant Shares to be issued to the Holder;

“Y” equals the total number of Warrant Shares with respect to which this Warrant is then being exercised;

“A” equals the last VWAP immediately preceding the time of delivery of the Exercise Notice giving rise to the applicable “cashless exercise,” as set forth in the applicable Exercise Notice (to clarify, the “last VWAP” will be the last VWAP as calculated over an entire Trading Day such that, in the event that this Warrant is exercised at a time that the Trading Market is open, the prior Trading Day’s VWAP shall be used in this calculation); and

“B” equals the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood, and acknowledged that the Warrant Shares issued in a “cashless exercise” transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued (provided that the Commission continues to take the position that such treatment is proper at the time of such exercise).

Except as set forth in Section 12 (payment of cash in lieu of fractional shares), in no event will the exercise of this Warrant be settled in cash.

11.	Limitations on Exercise.

(a)	Notwithstanding anything to the contrary contained in any Section herein, the Company shall not effect any exercise of this Warrant, and the Holder shall not be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would cause (i) the aggregate number of shares of Common Stock beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, to exceed 9.99% of the total number of issued and outstanding shares of Common Stock of the Company following such exercise, or (ii) the combined voting power of the securities of the Company beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act to exceed 9.99% of the combined voting power of all of the securities of the Company then outstanding following such exercise. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, filed with the Commission prior to the date hereof, (y) a more recent public announcement by the Company or (z) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of the Holder, the Company shall within three (3) Trading Days confirm in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage specified not in excess of 19.99% in such notice; provided that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company. For purposes of this Section 11(a), the aggregate number of shares of Common Stock or voting securities beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act shall include the shares of Common Stock issuable upon the exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (x) exercise of the remaining unexercised and non-cancelled portion of this Warrant by the Holder and (y) exercise or conversion of the unexercised, non-converted or non-cancelled portion of any other securities of the Company that do not have voting power (including, without limitation, any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock), is subject to a limitation on conversion or exercise analogous to the limitation contained herein and is beneficially owned by the Holder or any of its Affiliates and other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act.

(b)	This Section 11 shall not restrict the number of shares of Common Stock that a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 of this Warrant.

12.	No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded down to the next whole number and the Company shall pay the Holder in cash the fair market value (based on the last VWAP immediately preceding the time of delivery of the applicable Exercise Notice) for any such fractional shares.

13.	Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via confirmed e-mail at the e-mail address specified below prior to 4:00 P.M., New York City time, on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via confirmed e-mail at the e-mail address specified below on a day that is not a Trading Day or later than 4:00 P.M., New York City time, on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, or (iv) upon actual receipt by the Person to whom such notice is required to be given, if by hand delivery. The e-mail address for purposes of providing notice hereunder is: legal.department@immunogen.com.

14.	Warrant Agent. The Company shall initially serve as warrant agent under this Warrant. Upon ten (10) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

15.	Miscellaneous.

(a)	No Rights as a Stockholder. The Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, amalgamation, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

(b)	Authorized Shares. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation amending its articles of organization or effect any reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action to avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(c)	Successors and Assigns. Subject to compliance with applicable securities laws, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company without the written consent of the Holder except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the Company and the Holder and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy, or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(d)	Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

(e)	Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

(f)	Governing Law; Jurisdiction. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT, AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE COMMONWEALTH OF MASSACHUSETTS, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PERSON AT THE ADDRESS IN EFFECT FOR NOTICES TO IT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(g)	Headings. The headings herein are for convenience only, do not constitute a part of this Warrant, and shall not be deemed to limit or affect any of the provisions hereof.

(h)	Severability. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the Company and the Holder will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

IMMUNOGEN, INC.

By:
Name:
Title:

SCHEDULE 1

FORM OF EXERCISE NOTICE

[To be executed by the Holder to purchase shares of Common Stock under the Warrant]

Ladies and Gentlemen:

(1)	The undersigned is the Holder of Warrant No. ______ (the “Warrant”) issued by ImmunoGen, Inc., a Massachusetts corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2)	The undersigned hereby exercises its right to purchase Warrant Shares pursuant to the Warrant.

(3)	The Holder intends that payment of the Exercise Price shall be made as (check one):

☐       Cash Exercise

☐       “Cashless Exercise” under Section 10 of the Warrant

(4)       If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $______ in immediately available funds to the Company in accordance with the terms of the Warrant.

(5)	Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant.

(6)	By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended) permitted to be owned under Section 11(a) of the Warrant to which this notice relates.

Dated:

Name of Holder:

By:

Name:

Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)